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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              December 5, 2001


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                            CNA FINANCIAL CORPORATION





               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                     1-5823                  36-6169860
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)

      CNA PLAZA, CHICAGO, ILLINOIS                                 60685
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code              (312) 822-5000

          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS
Exhibit No.       Description
-----------       -----------
99.03             On December 5, 2001 CNA Financial Corporation issued a press release announcing that it will record fourth quarter charges related principally to restructuring its Property-Casualty and Life Operations, discontinuation of variable life and annuity business, and consolidation of real estate locations and related corporate staff departments reductions. A copy of the press release is attached hereto as Exhibit 99.03 and is incorporated herein by reference.













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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CNA FINANCIAL CORPORATION
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Date:   December 5, 2001                     By:  /s/ ROBERT V. DEUTSCH
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                                                  Robert V. Deutsch
                                                  Executive Vice President and
                                                  Chief Financial Officer